SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 10, 2006


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         0-28074                                          04-3130648
(Commission File Number)                    (I.R.S. Employer Identification No.)

           25 First Street
            Cambridge, MA                                        02141
(Address of Principal Executive Offices)                      (Zip Code)

                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective May 10, 2006, Scott J. Krenz has stepped down as Chief Financial Officer of Sapient Corporation (the "Company").

Also effective as of May 10, 2006, Susan J. Cooke, a Senior Vice President of the Company, has been appointed acting Chief Financial Officer, while the Company conducts a search for a replacement.

A press release announcing these events is attached as Exhibit 99.1 to this Current Report.

Ms. Cooke served as Sapient's chief financial officer from 1994 through 1999 and, again, from 2002 through 2004. From 2004 to present, Ms. Cooke has focused on internal Company initiatives as well as post acquisition integration processes. Ms. Cooke has been a member of the Company's senior leadership team since joining the Company in 1994. Ms. Cooke is 40 years old.

Ms. Cooke will receive base compensation of $24,583 monthly. In addition, Ms. Cooke will be eligible to earn a bonus for the 2006 calendar year of up to $105,000, pro rated, subject to the terms of the Company's 2006 Performance Bonus Plan.


Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release issued by the Company on May 11, 2006

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 15, 2006                       SAPIENT CORPORATION
                                             (Registrant)



                                         By: /s/ Kyle A. Bettigole
                                             -----------------------------------
                                         Corporate Counsel & Assistant Secretary